UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2010

VERAZ NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33391	94-3409691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

926 Rock Avenue, Suite 20 San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 266-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 16, 2010, Veraz Networks, Inc. (“Veraz” or the “Company”) received a staff determination letter from The Nasdaq Global Market (“Nasdaq”) indicating that, as a result of the Company’s failure to regain compliance with Nasdaq Marketplace Rule 5450(a)(1) (the “Rule”), the Company’s securities will be delisted from Nasdaq. On September 15, 2009, the Company received a staff deficiency letter from Nasdaq indicating that the bid price of the Company’s common stock has closed at less than $1.00 per share over the previous 30 consecutive business and, as a result, did not comply with the Rule. The Company was provided 180 calendar days, or until March 15, 2010, to regain compliance. The letter also stated that, unless the Company requests an appeal of the staff determination, trading of the Company’s common stock will be suspended at the opening of business on March 25, 2010, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on Nasdaq. Veraz may appeal the staff determination to the Nasdaq Listing Qualifications Panel (the “Panel”), pursuant to the procedures set forth in the Marketplace Rule 5800 Series. A timely request for a hearing will stay the suspension of the Company’s securities and the filing of the Form 25-NSE pending the decision of the Panel. The Company has filed a request for a hearing with the Panel to appeal the staff’s determination, but there can be no assurance that the Company will be successful in this appeal or that its securities will remain listed on Nasdaq or will be listed on another exchange or traded in another market.

A copy of the Company’s press release announcing receipt of the staff determination letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.” For this purpose, any statements contained in this report that are not statements of historical fact may be deemed forward-looking statements, including, without limitation, statements regarding the potential listing status and potential delisting of Veraz’s common stock from The Nasdaq Global Market and statements regarding its possible appeal of the Nasdaq staff determination letter and the potential outcome thereof. There are a number of important factors that could cause the Company’s results to differ materially from those indicated by these forward-looking statements, including without limitation, risks and uncertainties detailed in Veraz’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2009. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Veraz undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release entitled “Veraz Networks Receives Nasdaq Notice Regarding Minimum Bid Price,” dated March 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERAZ NETWORKS, INC.

Dated: March 19, 2010

	By:	/s/ ERIC C. SCHLEZINGER
Eric C. Schlezinger
Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press Release entitled “Veraz Networks Receives Nasdaq Notice Regarding Minimum Bid Price,” dated March 19, 2010.